Loans	12 Months Ended
Jun. 30, 2012
Loans [Abstract]
Loans

Note 4.  Loans

Loan segments and classes at June 30, 2012 and 2011 are summarized as follows:

	At June 30,
(In thousands)	2012	2011
Real estate mortgages:
Residential	$193,378	$181,612
Nonresidential	80,794	63,860
Construction and land	4,190	5,745
Multifamily	5,522	6,048
Total real estate mortgages	283,884	257,265
Home equity loans	22,808	25,559
Consumer installment	4,070	4,008
Commercial loans	21,688	18,788
Total gross loans	332,450	305,620
Allowance for loan losses	(6,177)	(5,069)
Deferred fees and costs	478	495
Total net loans	$326,751	$301,046

At June 30, 2012 and 2011, loans to officers and directors were immaterial as a percentage of our loan portfolio.

Credit Quality Indicators

Management closely monitors the quality of the loan portfolio and has established a loan review process designed to help grade the quality and profitability of the Company's loan portfolio.  The credit quality grade helps management make a consistent assessment of each loan relationship's credit risk.     Consistent with regulatory guidelines, The Bank of Greene County provides for the classification of loans considered being of lesser quality.  Such ratings coincide with the "Substandard," "Doubtful" and "Loss" classifications used by federal regulators in their examination of financial institutions. Generally, an asset is considered Substandard if it is inadequately protected by the current net worth and paying capacity of the obligors and/or the collateral pledged. Substandard assets include those characterized by the distinct possibility that the insured financial institution will sustain some loss if the deficiencies are not corrected. Assets classified as Doubtful have all the weaknesses inherent in assets classified Substandard with the added characteristic that the weaknesses present make collection or liquidation in full, on the basis of currently existing facts, highly questionable and improbable. Assets classified as Loss are those considered uncollectible and of such little value that their continuance as assets without the establishment of a full loss reserve and/or charge-off is not warranted. Assets that do not currently expose the Company to sufficient risk to warrant classification in one of the aforementioned categories but otherwise possess weaknesses are designated "Special Mention."   Management also maintains a listing of loans designated "Watch." These loans represent borrowers with declining earnings, strained cash flow, increasing leverage and/or weakening market fundamentals that indicate above average risk.

When The Bank of Greene County classifies problem assets as either Substandard, Doubtful or Loss, it generally establishes a specific valuation allowance or "loss reserve" in an amount deemed prudent by management.  General allowances represent loss allowances that have been established to recognize the inherent risk associated with lending activities, but which, unlike specific allowances, have not been allocated to particular loans.  When The Bank of Greene County identifies loans as being impaired, it is required to evaluate whether the Bank will be able to collect all amounts due either through repayments or the liquidation of the underlying collateral.  If it is determined that an impairment loss exists, the Bank is required either to establish a specific allowance for losses equal to the amount of impairment, or to charge-off such amount.  The Bank of Greene County's determination as to the classification of its loans and the amount of its valuation allowance is subject to review by banking regulatory agencies, which can order the establishment of additional general or specific loss allowances.  The Bank of Greene County reviews its portfolio monthly to determine whether any assets require classification in accordance with applicable regulations.

The Bank primarily has four segments within its loan portfolio that it considers when measuring credit quality: real estate loans, home equity, consumer installment and commercial loans.  The real estate portfolio consists of residential, nonresidential, and construction loan classes.    The inherent risk within the loan portfolio varies depending upon each of these loan types.

The Bank of Greene County's primary lending activity is the origination of residential mortgage loans, including home equity loans, which are collateralized by residences.   Generally, residential mortgage loans are made in amounts up to 80.0% of the appraised value of the property.  However, The Bank of Greene County will originate residential mortgage loans with loan-to-value ratios of up to 95.0%, with private mortgage insurance.  In the event of default by the borrower, The Bank of Greene County will acquire and liquidate the underlying collateral.    By originating the loan at a loan-to-value ratio of 80% or less or obtaining private mortgage insurance, The Bank of Greene County limits its risk of loss in the event of default.  However, the market values of the collateral may be adversely impacted by declines in the economy.  Home equity loans may have an additional inherent risk if The Bank of Greene County does not hold the first mortgage since The Bank of Greene County may stand in a secondary position in the event of collateral liquidation resulting in a greater chance of insufficiency to meet all obligations.

Construction lending generally involves a greater degree of risk than other residential mortgage lending. The repayment of the construction loan is, to a great degree, dependent upon the successful and timely completion of the construction of the subject property within specified cost limits. The Bank of Greene County completes inspections during the construction phase prior to any disbursements. The Bank of Greene County limits its risk during the construction as disbursements are not made until the required work for each advance has been completed. Construction delays may further impair the borrower's ability to repay the loan.

Loans collateralized by nonresidential mortgage loans, and multi-family loans, such as apartment buildings, generally are larger than residential loans and involve a greater degree of risk. Nonresidential mortgage loans often involve large loan balances to single borrowers or groups of related borrowers. Payments on these loans depend to a large degree on the results of operations and management of the properties or underlying businesses, and may be affected to a greater extent by adverse conditions in the real estate market or the economy in general. Accordingly, the nature of nonresidential mortgage loans makes them more difficult for management to monitor and evaluate.

Consumer installment loans generally have shorter terms and higher interest rates than residential mortgage loans. In addition, consumer loans expand the products and services offered by The Bank of Greene County to better meet the financial services needs of its customers. Consumer loans generally involve greater credit risk than residential mortgage loans because of the difference in the nature of the underlying collateral. Repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment of the outstanding loan balance because of the greater likelihood of damage, loss or depreciation in the underlying collateral. The remaining deficiency often does not warrant further substantial collection efforts against the borrower beyond obtaining a deficiency judgment. In addition, consumer loan collections depend on the borrower's personal financial stability. Furthermore, the application of various federal and state laws, including federal and state bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans.

Commercial lending generally involves greater risk than residential mortgage lending and involves risks that are different from those associated with residential and nonresidential mortgage lending. Real estate lending is generally considered to be collateral based, with loan amounts based on fixed-rate loan-to-collateral values, and liquidation of the underlying real estate collateral is viewed as the primary source of repayment in the event of borrower default. Although commercial loans may be collateralized by equipment or other business assets, the liquidation of collateral in the event of a borrower default is often an insufficient source of repayment because equipment and other business assets may be obsolete or of limited use, among other things. Accordingly, the repayment of a commercial loan depends primarily on the creditworthiness of the borrower (and any guarantors), while liquidation of collateral is a secondary and often insufficient source of repayment.

Loan balances by internal credit quality indicator as of June 30, 2012 are shown below.

(In thousands)	Performing	Watch	Special Mention	Substandard	Total
Residential mortgage	$188,446	$---	$557	$4,375	$193,378
Nonresidential mortgage	77,761	---	588	2,445	80,794
Residential construction & land	2,156	---	---	---	2,156
Commercial construction	669	---	290	1,075	2,034
Multi-family	4,185	---	780	557	5,522
Home equity	22,708	---	---	100	22,808
Consumer installment	4,044	1	---	25	4,070
Commercial loans	20,045	39	762	842	21,688
Total gross loans	$320,014	$40	$2,977	$9,419	$332,450

Loan balances by internal credit quality indicator as of June 30, 2011 are shown below.

(In thousands)	Performing	Watch	Special Mention	Substandard	Total
Residential mortgage	$176,615	$1,782	$95	$3,120	$181,612
Nonresidential mortgage	59,633	1,017	602	2,608	63,860
Residential construction & land	3,718	---	---	13	3,731
Commercial construction	1,789	---	---	225	2,014
Multi-family	5,036	---	434	578	6,048
Home equity	25,446	64	---	49	25,559
Consumer installment	3,960	7	---	41	4,008
Commercial loans	17,149	274	680	685	18,788
Total gross loans	$293,346	$3,144	$1,811	$7,319	$305,620

The Company had no loans classified Doubtful or Loss at June 30, 2012 or 2011.

Nonaccrual Loans

Management places loans on nonaccrual status once the loans have become 90 days or more delinquent.  Nonaccrual is defined as a loan in which collectability is questionable and therefore interest on the loan will no longer be recognized on an accrual basis.  A loan is not placed back on accrual status until the borrower has demonstrated the ability and willingness to make timely payments on the loan.    A loan does not have to be 90 days delinquent in order to be classified as nonaccrual.   Nonaccrual loans consisted primarily of loans secured by real estate at June 30, 2012 and 2011.  While the Bank makes every reasonable effort to work with the borrowers to collect amounts due, the number of loans in process of foreclosure has grown substantially over the past several years.  This growth has been the result of adverse changes within the economy and increases in local unemployment.   The growth is also due in part to the extended length of time required to meet all of the legal requirements mandated by New York State law prior to a foreclosure sale, which may be in excess of two years.   Loans on nonaccrual status totaled $6.9 million at June 30, 2012 of which $3.5 million were in the process of foreclosure.  Included in nonaccrual loans, $1.3 million were less than 90 days past due at June 30, 2012, but have a recent history of delinquency greater than 90 days past due.   These loans will be returned to accrual status once they have demonstrated a history of timely payments.  Included in total loans past due, were $905,000 of loans which were making payments pursuant to forbearance agreements.  Under the forbearance agreements, the customers have made arrangements with the Bank to bring the loans current over a specified period of time (resulting in an insignificant delay in repayment).  During this term of the forbearance agreement, the Bank has agreed not to continue foreclosure proceedings.

The following table sets forth information regarding delinquent and/or nonaccrual loans as of June 30, 2012:

(In thousands)	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total Loans	Loans on Non-accrual
Residential mortgage	$99	$1674	$3,850	$5,623	$187,755	$193,378	$4,206
Nonresidential mortgage	424	1,088	1,041	2,553	78,241	80,794	1,868
Residential construction & land	---	---	---	---	2,156	2,156	---
Commercial construction	---	---	---	---	2,034	2,034	---
Multi-family	---	---	431	431	5,091	5,522	431
Home equity	52	---	100	152	22,656	22,808	60
Consumer installment	76	4	24	104	3,966	4,070	25
Commercial loans	3	596	257	856	20,832	21,688	303
Total gross loans	$654	$3,362	$5,703	$9,719	$322,731	$332,450	$6,893

The following table sets forth information regarding delinquent and/or nonaccrual loans as of June 30, 2011:

(In thousands)	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total Loans	Loans on Non-accrual
Residential mortgage	$1,766	$1,292	$2,294	$5,352	$176,260	$181,612	$3,074
Nonresidential mortgage	1,163	687	1,799	3,649	60,211	63,860	2,171
Residential construction & land	---	---	13	13	3,718	3,731	13
Commercial construction	225	---	---	225	1,789	2,014	225
Multi-family	128	---	449	577	5,471	6,048	577
Home equity	168	64	43	275	25,284	25,559	49
Consumer installment	31	25	13	69	3,939	4,008	41
Commercial loans	69	546	82	697	18,091	18,788	144
Total gross loans	$3,550	$2,614	$4,693	$10,857	$294,763	$305,620	$6,294

The Bank of Greene County had two accruing loans delinquent more than 90 days as of June 30, 2012 totaling $124,000 and had no accruing loans delinquent more than 90 days as of June 30, 2011.    The loans delinquent more than 90 days and accruing consist of loans that are well collateralized and the borrowers have demonstrated the ability and willingness to pay.  The borrower has made arrangements with the Bank to bring the loan current within a specified time period and has made a series of payments as agreed.

The table below details additional information related to nonaccrual loans for the years ended June 30:

(In thousands)	2012	2011
Interest income that would have been recorded if loans had been performing in accordance with original terms	$550	$529
Interest income that was recorded on nonaccrual loans during the fiscal year ended	277	226

Impaired Loan Analysis

The Company identifies impaired loans and measures the impairment in accordance with FASB ASC subtopic "Receivables – Loan Impairment." Management may consider a loan impaired once it is classified as nonaccrual or any time it is probable that the borrower will be unable to repay the loan according to the original contractual terms of the loan agreement or the loan is restructured in a troubled debt restructuring. It should be noted that management does not evaluate all loans individually for impairment. The Bank of Greene County considers residential mortgages, home equity loans and installment loans as small, homogeneous loans, which are evaluated for impairment collectively based on historical loan experience and other factors. In contrast, large nonresidential mortgage, construction, multi-family and commercial loans are reviewed individually and considered impaired if it is probable that The Bank of Greene County will not be able to collect scheduled payments of principal and interest when due, according to the contractual terms of the loan agreement. The measurement of impaired loans is generally based on the fair value of the underlying collateral. The majority of The Bank of Greene County loans, including most nonaccrual loans, are small homogenous loan types adequately supported by collateral. As a result, the level of impaired loans may only be a portion of nonaccrual loans. Loans that are delinquent or slow paying may not be impaired, especially small homogenous loan types, due to collateral adequacy. Management considers the payment status of loans in the process of evaluating the adequacy of the allowance for loan losses among other factors. Loans that are either delinquent a minimum of 60 days or are on nonaccrual status, and are not individually considered impaired, are either designated as Special Mention or Substandard, and the allocation of the allowance for loan loss is based upon the risk associated with such designation.

The tables below detail additional information on impaired loans as of and for the periods indicated:

	As of June 30, 2012			For the year ended June 30, 2012
(in thousands)	Recorded Investment	Unpaid Principal	Related Allowance	Average Recorded Investment	Interest Income Recognized
With no related allowance recorded:
Residential mortgage	$213	$276	$---	$213	$---
Nonresidential mortgage	1,148	1,148	---	814	58
Multi-family	433	433	---	145	11
Total loans with no related allowance	1,794	1,857	---	1,172	69
With an allowance recorded:
Residential mortgage	200	200	10	129	6
Nonresidential mortgage	648	648	208	651	21
Commercial construction	1,075	1,075	365	357	23
Multi-family	428	428	155	431	24
Commercial loans	562	562	35	542	35
Total loans with related allowance	2,913	2,913	773	2,110	109
Total impaired loans:
Residential mortgage	413	476	10	342	6
Nonresidential mortgage	1,796	1,796	208	1,465	79
Commercial construction	1,075	1,075	365	357	23
Multi-family	861	861	155	576	35
Commercial loans	562	562	35	542	35
Total impaired loans	$4,707	$4,770	$773	$3,282	$178

	As of June 30, 2011			For the year ended June 30, 2011
(In thousands)	Recorded Investment	Unpaid Principal	Related Allowance	Average Recorded Investment	Interest Income Recognized
With no related allowance recorded:
Residential mortgage	$213	$276	$---	$349	$4
Nonresidential mortgage	462	462	---	463	8
Total loans with no related allowance	675	738	---	812	12
With an allowance recorded:
Residential mortgage	46	46	2	46	1
Nonresidential mortgage	1,255	1,255	292	1,257	11
Multifamily	434	434	160	435	4
Commercial loans	500	500	12	500	7
Total loans with related allowance	2,235	2,235	466	2,238	23
Total impaired loans:
Residential mortgage	259	322	2	395	5
Nonresidential mortgage	1,717	1,717	292	1,720	19
Multifamily	434	434	160	435	4
Commercial loans	500	500	12	500	7
Total impaired loans	$2,910	$2,973	$466	$3,050	$35

As a result of adopting the guidance issued by FASB regarding "A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring", the Company reassessed all restructurings that occurred on or after June 30, 2011 for identification as troubled debt restructurings. During the year ended June 30, 2012, the Company identified two residential mortgage loans for which the allowance for loan losses had previously been measured under a general allowance for credit losses methodology that are now considered troubled debt restructurings in accordance with this new guidance. The table below details loans that have been modified as a troubled debt restructuring during the year ended June 30, 2012:

	As of June 30, 2012
(in thousands)	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment	Current Outstanding Recorded Investment
Residential mortgage	2	$246	$156	$154

These loans have been classified as troubled debt restructurings due to concessions granted to the debtor that The Bank of Greene County would not otherwise consider as a result of financial difficulties of the borrower.  For each of these loans, a portion of the principal and/or interest was forgiven, the interest rate was reduced and the term extended.   At June 30, 2012, neither of these loans were in default, however, one loan is currently included in non-accrual loans.  If the borrower performs under the terms of the modification, and the ultimate collectability of all amounts contractually due under the modified terms is not in doubt, this loan will be returned to accrual status.   These loans identified as troubled debt restructurings have been evaluated for impairment and their impact to the allowance for loan loss was immaterial.

There were no troubled debt restructurings modified within the last twelve month that subsequently defaulted.

Allowance for Loan Losses

The allowance for loan losses is established through a provision for loan losses based on management's evaluation of the losses inherent in the loan portfolio, the composition of the loan portfolio, specific impaired loans and current economic conditions.  Such evaluation, which includes a review of identified loans on which full collectibility may not be reasonably assured, considers among other matters, the estimated net realizable value or the fair value of the underlying collateral, economic conditions, payment status of the loan, historical loan loss experience and other factors that warrant recognition in providing for the loan loss allowance.  In addition, various regulatory agencies, as an integral part of their examination process, periodically review The Bank of Greene County's allowance for loan losses.  Such agencies may require The Bank of Greene County to recognize additions to the allowance based on their judgment about information available to them at the time of their examination.  The Bank of Greene County charges loans off against the allowance for loan losses when it becomes evident that a loan cannot be collected within a reasonable amount of time or that it will cost the Bank more than it will receive, and all possible avenues of repayment have been analyzed, including the potential of future cash flow, the value of the underlying collateral, and strength of any guarantors or co-borrowers.  Generally, consumer loans and smaller commercial loans (not secured by real estate) in excess of 90 days are charged-off against the allowance for loan losses, unless equitable arrangements are made.   For loans secured by real estate, a charge-off is recorded when it is determined that the collection of all or a portion of a loan will not occur and the amount of that loss can be reasonably estimated.

The following tables set forth the activity and allocation of the allowance for loan losses by loan category during and at the periods indicated. The allowance is allocated to each loan category based on historical loss experience and economic conditions. The Company does not reserve for unfunded commitments as these commitments are unconditionally cancelable at any time by the bank, and therefore, no loss is expected.

(In thousands)	Balance June 30, 2011	Charge-offs	Recoveries	Provision	Balance June 30, 2012
Residential mortgage	$1,767	$208	$7	$597	$2,163
Nonresidential mortgage	1,859	212	---	429	2,076
Residential construction & land	27	---	---	(8)	19
Commercial construction	89	---	---	318	407
Multi-family	410	---	---	(73)	337
Home equity	186	---	---	1	187
Consumer installment	203	280	82	202	207
Commercial loans	528	67	2	182	645
Unallocated	---	---	---	136	136
Total	$5,069	$767	$91	$1,784	$6,177

	Allowance for Loan Loss		Loans Receivable
	Ending Balance June 30, 2012 Impairment Analysis		Ending Balance June 30, 2012 Impairment Analysis
(In thousands)	Individually Evaluated	Collectively Evaluated	Individually Evaluated	Collectively Evaluated
Residential mortgage	$10	$2,153	$413	$192,965
Nonresidential mortgage	208	1,868	1,796	78,998
Residential construction & land	---	19	---	2,156
Commercial construction	365	42	1,075	959
Multi-family	155	182	861	4,661
Home equity	---	187	---	22,808
Consumer installment	---	207	---	4,070
Commercial loans	35	610	562	21,126
Unallocated	---	136	---	---
Total	$773	$5,404	$4,707	$327,743

(In thousands)	Balance June 30, 2010	Charge-offs	Recoveries	Provision	Balance June 30, 2011
Residential mortgage	$1,427	$140	$---	$480	$1,767
Nonresidential mortgage	1,517	106	---	448	1,859
Residential construction & land	48	---	---	(21)	27
Commercial construction	49	---	---	40	89
Multi-family	223	200	---	387	410
Home equity	205	---	---	(19)	186
Consumer installment	120	232	95	220	203
Commercial loans	435	9	9	93	528
Total	$4,024	$687	$104	$1,628	$5,069

	Allowance for Loan Loss	Loans Receivable
	Ending Balance June 30, 2011 Impairment Analysis		Ending Balance June 30, 2011 Impairment Analysis
(In thousands)	Individually Evaluated	Collectively Evaluated	Individually Evaluated	Collectively Evaluated
Residential mortgage	$2	$1,765	$259	$181,353
Nonresidential mortgage	292	1,567	1,717	62,143
Residential construction & land	---	27	---	3,731
Commercial construction	---	89	---	2,014
Multi-family	160	250	434	5,614
Home equity	---	186	---	25,559
Consumer installment	---	203	---	4,008
Commercial loans	12	516	500	18,288
Total	$466	$4,603	$2,910	$302,710